Commitments	12 Months Ended
Dec. 31, 2015
Commitments and Contingencies Disclosure [Abstract]
Commitments
10.	Commitments

Leases

The Company leases space in Irvine, California that houses its headquarters and manufacturing facility under a non-cancellable operating lease. The leases expire in 2018. At December 31, 2015, future minimum lease payments under non-cancellable operating leases were $252,773.

Future minimum lease payments for operating leases having an initial or remaining non-cancellable lease term in excess of one year are as follows:

Years ending December 31,
2016	$88,812
2017	92,624
2018	71,967
Total minimum payments	$253,403

Rent expense under all operating leases, which includes a non-cancellable lease for the Company’s former headquarters in Memphis, Tennessee that was in effect for all of 2014 and the first ten months of 2015, was approximately $125,000 and $166,000 for the years ended December 31, 2015 and 2014, respectively.

Licenses

Certain license arrangements require minimum royalty payments. As of December 31, 2015, future minimum payments under these arrangements are as follows:

Years ending December 31,
2016	$50,000
2017	60,000
2018	50,000
2019	50,000
2020	50,000
Thereafter	320,000
Total minimum payments	$580,000

Royalty payment amounts may be greater than the minimum required payment amounts based on the negotiated royalty rates. If the Company sublicenses the intellectual property that is licensed from the licensor and the Company receives any royalty payment under, or with respect to, such sublicense, the Company is obligated to pay the licensor an agreed upon percentage of any such payments. Under the terms of these license agreements, the Company is required to reimburse the licensor for costs incurred by the licensor associated with patent filing, prosecution and maintenance. The Company may terminate these license agreements for any reason, upon giving the licensor either 60 or 90 day’s written notice, depending on the agreement.

Co-Development Agreement

In February 2014, the Company and Siemens Medical Solutions USA, Inc. (“Siemens Medical”) entered into a Development Agreement (the “New Siemens Agreement”), which replaced and superseded the Company’s Cooperation and Development Agreement with Siemens Aktiengesellschaft, Healthcare Sector (“Siemens AG”) entered into in 2009 (the “Original Siemens Agreement”). References below to “Siemens” will mean Siemens Medical or Siemens AG, as applicable.

Under the New Siemens Agreement, the Company, with cooperation, assistance and technical support from Siemens, plans to develop the commercial version of the research software platform created by Siemens under the Original Siemens Agreement. In addition, under the New Siemens Agreement, Siemens developed certain software features (the “Host Features”) for a planned software release for certain Siemens MAGNETOM MRI systems. The Host Features will enable the connection of the Company’s software and catheters to those MAGNETOM MRI systems, and the Company paid Siemens to perform the development work for the Host Features. The Host Features, which are owned by Siemens, will run within the MRI scanner system. The Host Features will then connect to the Company’s software, which will operate on a separate computer workstation, and enable the performance of MRI-guided cardiac ablation procedures. At December 31, 2014, all amounts required to be paid by the Company to Siemens for software development under the New Siemens Agreement had been charged to research and development expense and no additional amounts were charged to research and development expense during the year ended December 31, 2015.

Technical Service and Training Agreements

The Company is a party to agreements with a university, which agreements were amended in January 2016, under which the Company may receive technical and training services. Pursuant to the terms of the amended agreements, the Company has an obligation to pay the university approximately $45,000 in 2016 for technical research services, and will pay for training services as such services may be rendered by the university upon the Company’s request.

Master Services and Software License Agreement

The Company is a party to a Master Services and Licensing Agreement (as amended, the “Master Software Agreement”) with Merge Healthcare Canada Corp. f/k/a Cedara Software Corp. (“Merge”) under which the Company may internally perform development, maintenance and support of its ClearPoint system software that was originally developed for the Company by Merge, utilizing certain of its own pre-existing software code. Under the Master Software Agreement, the Company received a non-exclusive, worldwide license to Merge’s software code, in exchange for which the Company agreed to pay Merge a license fee for each copy of the ClearPoint system software that the Company distributes, subject to a minimum license purchase commitment (the “Minimum License Purchase”) that the Company satisfied in 2013. The Company will have an obligation to pay Merge a license fee for each copy of the ClearPoint system software that the Company distributes in excess of the licenses it purchased under the Minimum License Purchase.

Of the licenses purchased under the Minimum License Purchase: (i) those licenses that the Company expects to sell in the next 12 months are included in inventory in the accompanying consolidated balance sheets; (ii) those licenses that the Company has loaned to prospective ClearPoint system customers for evaluation are included in property and equipment in the accompany consolidated balance sheets and depreciated during the evaluation period; and (iii) those licenses not included in (i) or (ii) above are classified as non-current assets and comprise software license inventory on the accompanying consolidated balance sheets.

Cardiac EP Business Participation Plan

The Company is party to agreements under which it may provide a key product development advisor and consultant with financial rewards in the event that the Company sells its business operations relating to catheter-based MRI-guided cardiac ablation to treat cardiac arrhythmias (“Cardiac EP Operations”). In the event the Company sells its Cardiac EP Operations, whether on a stand-alone basis or as part of the sale of the Company, the participant will receive a payment under the plan equal to: (i) the transaction value paid for or allocated to the Cardiac EP Operations in the sale, multiplied by (ii) the participant’s “participation interest” at the time of the sale. The participant was initially awarded a participation interest of 6.6%. However, pursuant to the terms of the plan, the participation interest is equitably reduced from time to time to take into account equity financing transactions in which the Company issues shares of its common stock, or securities convertible into shares of its common stock, in exchange for cash proceeds. At December 31, 2015, the participation interest was 2.14%. The plan will terminate in June 2025.

Employment Agreements

The Company has employment agreements with its executive officers that, among other provisions customary for agreements of this nature, provide for severance payments in the event the Company terminates the officer’s employment without cause. The agreements also provide for certain payments in connection with a change of control transaction and a termination of employment following a change of control transaction.

Key Personnel Incentive Program

Under the terms of the Company’s Key Personnel Incentive Program (as amended, the “KPIP”), two participants, one a consultant to the Company and a former non-employee director of the Company, and the other a former employee of the Company, will each be entitled to receive a $1 million payment in the event of a sale of the Company. In addition, one of the participants will be entitled to receive a payment equal to $700,000 in the event the net proceeds from a sale of the Company exceeds $50,000,000. If a sale of the Company has not occurred by December 31, 2025, the KPIP will terminate.